Prospectus

                                   May 1, 2003


                                 Investors Mark
                               Series Fund, Inc.
                              700 Karnes Boulevard
                          Kansas City, Missouri 64108

Investors Mark Series Fund, Inc. is a management investment company, sometimes called a mutual fund. It is divided into the following different series or Portfolios.

                               Balanced Portfolio
                         Global Fixed Income Portfolio
                           Growth & Income Portfolio
                      Intermediate Fixed Income Portfolio
                           Large Cap Value Portfolio
                           Large Cap Growth Portfolio
                            Mid Cap Equity Portfolio
                             Money Market Portfolio
                           Small Cap Equity Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Table of Contents

Expense Table                                                          3
Example of Expenses                                                    3
Summary                                                                4
More About Portfolio Investments                                      23
Management of the Fund                                                27
Investment Adviser                                                    27
Sub-Advisers                                                          30
Performance of the Portfolios                                         35
Comparable Performance                                                35
Financial Highlights                                                  37



EXPENSE TABLE

This table describes the fees and expenses that you may pay when you hold shares of each Portfolio. These fees and expenses do not take into account the fees and expenses imposed by insurance companies through which your investment in a Portfolio may be made. See your variable annuity or variable life prospectus for more information regarding the fees and expenses of the variable contracts through which you may invest in these Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*


                                                                                  Total        Total
                                                                                 Annual     Net Annual
                                       Management       Other      Other Net    Portfolio    Portfolio
                                          Fees        Expenses     Expenses     Expenses     Expenses

Intermediate Fixed
     Income Portfolio                     .60%          1.24%        .20%         1.84%        .80%
Mid Cap Equity Portfolio                  .80%          1.08%        .10%         1.88%        .90%
Money Market Portfolio                    .40%          1.05%        .10%         1.45%        .50%
Global Fixed
     Income Portfolio                     .75%          1.12%        .25%         1.87%       1.00%
Small Cap Equity Portfolio                .95%          .87%         .10%         1.82%       1.05%
Large Cap Growth Portfolio                .80%          .77%         .10%         1.57%        .90%
Large Cap Value Portfolio                 .80%          .84%         .10%         1.64%        .90%
Growth & Income Portfolio                 .80%          .56%         .10%         1.36%        .90%
Balanced Portfolio                        .80%          .93%         .10%         1.73%        .90%

* The Adviser has contractually agreed to reimburse certain expenses of each Portfolio of the Fund until May 1, 2005 so that the annual expenses do not exceed the amounts set forth above under "Total Net Annual Portfolio Expenses" for each Portfolio.

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. These examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a Portfolio may be made. If insurance charges had been included, the costs of investing in the Portfolios would be higher.

The examples assume that:

o You invest $10,000 in the Portfolio for the time periods indicated and you redeem your shares at the end of the time periods.

o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

o The Portfolio operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                      Time Periods
                                                    1 year        3 years      5 years     10 Years

Intermediate Fixed
     Income Portfolio                                 $82          $477         $898        $2,073
Mid Cap Equity Portfolio                              92            496          925         2,121
Money Market Portfolio                                51            365          702         1,653
Global Fixed Income Portfolio                         102           503          930         2,119
Small Cap Equity Portfolio                            107           498          913         2,074
Large Cap Growth Portfolio                            92            430          792         1,811
Large Cap Value Portfolio                             92            445          822         1,881
Growth & Income Portfolio                             92            385          701         1,595
Balanced Portfolio                                    92            464          861         1,972

* Only the first two years of the 3, 5 and 10 year expense examples reflect the effect of the Adviser's expense limitation agreement. If the Adviser continues the expense limitation agreement, the dollar amount of the 3, 5 and 10 year expense examples would be less.

SUMMARY

This prospectus provides important information about Investors Mark Series Fund, Inc. (the "Fund") and its nine Portfolios. Investors Mark Advisor, LLC (the "Adviser") serves as the investment adviser for all nine Portfolios and employs Sub-Advisers to assist it in managing the Portfolios.

Individuals cannot invest in the shares of the Portfolios directly. Instead they participate through variable annuity contracts and variable life insurance policies (collectively, the "Contracts") issued by an insurance company. You can participate either through a Contract that you purchase yourself or through a Contract purchased by your employer.

Through your participation in the Contract, you indirectly participate in Portfolio earnings or losses, in proportion to the amount of money you invest. Depending on your Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. For further information about your Contract, please refer to your Contract prospectus.

The Contracts may be sold by banks. But an investment in a Portfolio of the Fund through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency.

The investment objectives of the Portfolios may be changed without shareholder approval.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes in terms of total assets.

A Portfolio's performance may be affected by risks specific to certain types of investments, such as risks associated with foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies that have relatively small market capitalization. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

Balanced Portfolio
Fact Sheet

Sub-Adviser: Kornitzer Capital Management, Inc.

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

o    seeks long-term capital growth and high current income.

Principal Investment Strategy

The Portfolio's Sub-Adviser seeks to achieve long-term capital growth primarily by investment in common stocks and secondarily by investment in convertible bonds and convertible preferred stocks. The Sub-Adviser seeks to achieve high current income by investing in:

o    corporate bonds;

o    government bonds;

o    mortgage-backed securities;

o    convertible bonds;

o    preferred stocks; and/or,

o    convertible preferred bonds.

The Portfolio will normally invest in a broad array of securities, diversified as to types, companies and industries. The Sub-Adviser anticipates that the majority of common stocks purchased will be those of mid to large capitalization companies (those with market capitalization exceeding $2 billion at the time of purchase).

The Portfolio may invest up to 75% of its total net assets in:

o    corporate bonds;

o    convertible bonds;

o    preferred stocks; and/or,

o    convertible preferred stocks.

The Sub-Adviser expects that from time to time the debt securities, in which the Portfolio invests, may be rated below investment grade (BBB) by the major rating agencies. Such securities are commonly known as "junk bonds." The Sub-Adviser believes this policy is justified given:

o the Sub-Adviser's view that these securities from time to time offer superior value, and

o the Sub-Adviser's experience and substantial in-house credit research capabilities with higher yielding securities.

The Portfolio is authorized to write (i.e. sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. Up to 25% of the Portfolio's total net assets may be subject to covered call options. A covered call option is an option where the Portfolio in return for a premium gives another party a right to buy specified securities owned by the Portfolio at a specified future date and price set at the time of the contract. Covered call options serve as a partial hedge against the price of the underlying security declining.

The proportion of the Portfolio invested in each type of security is expected to change over time in accordance with the Sub-Adviser's interpretation of economic conditions and underlying security values. During normal market conditions, the Portfolio will generally invest a minimum of 25% of its total net assets in fixed income senior securities and a minimum of 25% of its total net assets in equity securities.

Principal Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Prepayment  Risk:  the  risk  that  the  holder  of  a  mortgage   underlying  a
mortgage-backed   security  owned  by  the  Portfolio  will  prepay   principal,
particularly during periods of declining interest rates.

The lower ratings of certain securities held by the Portfolio may enhance the risks described above. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.


    2002            2001            2000            1999            1998
   ------          ------          ------          ------          ------
   -13.48%          3.54%           8.42%           8.21%          -6.03%

Best Quarter:              Q4-2001          12.09%
Worst Quarter:             Q3-1998         -13.57%

This table compares the Portfolio's average annual returns to the returns of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the Merrill Lynch High Yield Master Index for 1 calendar year, 5 calendar years and since inception.

Average Annual Total Return as of December 31, 2002


                                                                               Since Inception
                                                       1 Year     5 Years    (November 13, 1997)

Portfolio                                             -13.48%       -.25%           -.21%
S&P 500 Index and Merrill
     Lynch High Yield Master Index
     (Weighted Average)                               -11.85%        .56%           3.39%

o    The S&P 500 Index is an unmanaged index of 500 leading stocks.

o The Merrill Lynch High Yield Master Index is a broad-based measure of the performance of the non-investment grade U.S. domestic market, currently capturing close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default.

Global Fixed Income Portfolio
Fact Sheet

Sub-Adviser: Standish Mellon Asset Management Company LLC

For more information about each type of investment, please read the section in the prospectus called "More About Portfolio Investments."

Investment Objective

o seeks maximum total return while realizing a market level of income consistent with preserving capital and liquidity.

Principal Investment Strategy

During normal market conditions, the Portfolio will invest at least 80% of its total net assets in fixed income securities of foreign governments or their political subdivisions and companies located in at least three countries around the world, including the United States.

Usually, the Portfolio will invest in no fewer than eight foreign countries. The Portfolio may invest a substantial portion of its assets in one or more of those eight countries. The Portfolio may also invest up to 10% of its total net assets in emerging markets generally and may invest up to 3% of its total net assets in any one emerging market.

The Portfolio will be an actively managed non-diversified portfolio consisting primarily of fixed income securities denominated in foreign currencies and the U.S. dollar. Non-diversified means that the Portfolio may invest more than 5% of its total net assets in the securities of a single issuer.

The Sub-Adviser seeks to add value to the Portfolio by selecting undervalued investments, rather than by varying the average maturity of the Portfolio to reflect interest rate forecasts. The Sub-Adviser utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return. The Sub-Adviser emphasizes intermediate term economic fundamentals relating to foreign countries and emerging markets, rather than focusing on day-to-day fluctuations in a particular currency or in the fixed income markets.

The Portfolio invests primarily in investment grade fixed income securities or those determined by the Sub-Adviser to be of comparable quality, but it may invest up to 15% of its total net assets in below-investment grade securities (junk bonds). The average dollar weighted credit quality of the Portfolio is expected to be in a range of Aa to A according to Moody's or AA to A according to S&P, Duff, Fitch or IBCA.

The Portfolio may invest in all types of fixed income securities including:

o    bonds;

o    notes (including structured or hybrid notes);

o    mortgage-backed securities;

o    asset-backed securities;

o    convertible securities;

o    Eurodollar and Yankee Dollar instruments;

o    preferred stocks (including convertible preferred stocks);

o    warrants; and,

o    money market instruments.

These fixed income securities may be issued by various entities including:

o    foreign and U.S. corporations or entities;

o    foreign governments and their political subdivisions;

o the U.S. Government and its agencies, authorities, instrumentalities or sponsored enterprises; and,

o supranational entities, including international organizations designated or supported by governmental entities to promote economic reconstruction or development, and international banking institutions and related government agencies.

The Portfolio may engage in a variety of foreign currency exchange transactions to protect against uncertainty in the levels of future currency exchange rates. These transactions may include the purchase and sale of foreign currencies and options on foreign currencies. They also may include the purchase and sale of currency forward contracts and currency futures contracts and related options.

Principal Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Prepayment  Risk:  the  risk  that  the  holder  of  a  mortgage   underlying  a
mortgage-backed   security  owned  by  the  Portfolio  will  prepay   principal,
particularly during periods of declining interest rates.

Lack of Diversification Risk: the risk that by investing a significant amount of the Portfolio's assets in the securities of a small number of foreign issuers, the Portfolio's net asset value will be more sensitive to events affecting those issuers.

Foreign Securities Risks

Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

Currency Risk: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency may adversely affect the value of the Portfolio.

Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

The lower ratings of certain securities held by the Portfolio may enhance the risks described above. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.



    2002            2001            2000            1999            1998
   ------          ------          ------          ------          ------
    6.97%           4.42%           9.46%          -0.27%           7.23%


Best Quarter:              Q4 - 2000        3.93%
Worst Quarter:             Q2 - 1999       -1.29%


This table compares the Portfolio's average annual returns to the returns of the JP Morgan Global Bond Index (Hedged) for 1 calendar year, 5 calendar years and since inception.

Average Annual Total Return as of December 31, 2002

                                                                               Since Inception
                                                       1 Year     5 Years    (November 13, 1997)

Portfolio                                               6.97%       5.51%           5.71%
JP Morgan Global Bond
     Index (Hedged)                                     8.39%       7.38%           7.59%

o The JP Morgan Global Bond Index (Hedged) is an index for government debt markets currently comprised of the local currency fixed-rate coupons of thirteen markets.

Growth & Income Portfolio
Fact Sheet

Sub-Adviser: Lord, Abbett & Co. LLC

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

o seeks to provide long-term growth of capital and income without excessive fluctuation in market value.

Principal Investment Strategy

The Portfolio intends to keep its assets invested in those securities which are selling at reasonable prices in relation to value and, to do so, it may have to forego some opportunities for gains when, in the judgment of Portfolio management, they carry excessive risk.

The Portfolio will try to anticipate major changes in the economy and select stocks which it believes will benefit most from these changes.

During normal market conditions the Portfolio will invest in common stocks (including securities convertible into common stocks) of large, seasoned companies, generally exceeding $5 billion in market capitalization at the time of purchase, which the Sub-Adviser believes are undervalued. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

The Portfolio constantly seeks to balance the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. The Portfolio will take a flexible approach and adjust the Portfolio to reflect changes in the opportunity for sound investments relative to the risks assumed. Therefore, the Portfolio will sell stocks that are judged to be overpriced and reinvest the proceeds in other securities which are believed to offer better values for the Portfolio.

Principal Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Value Investing Risk: the risk that the Portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

Risk of Investing in Larger Companies: the risk that larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.


    2002            2001            2000            1999            1998
   ------          ------          ------          ------          ------
    -18.29%        -6.58%          15.79%          16.65%           12.03%

Quarter:                   Q4 -1998         17.09%
Worst Quarter:             Q3 -2002        -19.74%


This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index for 1 calendar year, 5 calendar years and since inception.

Average Annual Total Return as of December 31, 2002

                                                                               Since Inception
                                                       1 Year     5 Years    (November 13, 1997)

Portfolio                                             -18.29%       2.93%           3.68%
S&P 500 Index                                         -22.09%       -.58%           -.24%
S&P 500/Barra Value Index                             -20.86%       -.85%            .60%

o    The S&P 500 Index is an unmanaged index of 500 leading stocks.

o The S&P 500/Barra Value Index is an unmanaged capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios.

Intermediate Fixed Income Portfolio
Fact Sheet

Sub-Adviser: Standish Mellon Asset Management Company LLC

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

o primarily to achieve a high level of current income consistent with preserving capital and liquidity.

o secondarily to seek capital appreciation when changes in interest rates or other economic conditions indicate that capital appreciation may be available without significant risk to principal.

Principal Investment Strategy

During normal market conditions the Portfolio will invest at least 80% of its total net assets in investment grade fixed income securities. The Portfolio may invest up to 20% of its total net assets in fixed income securities of foreign corporations and foreign governments and their political subdivisions, including securities of issuers located in emerging markets. No more than 10% of the Portfolio's total net assets will be invested in foreign securities not subject to currency hedging transactions back into U.S. dollars.

The Sub-Adviser's primary investment management and research focus is at the security and industry sector level. The Sub-Adviser seeks to add value to the Portfolio by selecting undervalued investments, rather than by varying the average maturity of the Portfolio to reflect interest rate forecasts. The Sub-Adviser utilizes fundamental credit and sector valuation techniques to evaluate what it considers to be less efficient markets and sectors of the fixed income marketplace in an attempt to select securities with the potential for the highest return.

The Portfolio invests primarily in investment grade fixed income securities or those determined by the Sub-Adviser to be of comparable quality. It may, however, invest up to 20% of its total net assets in below-investment grade securities (junk bonds). The average dollar-weighted credit quality of the Portfolio is expected to be Aa according to Moody's or AA according to S&P, Duff, Fitch, or ICBA.

The Portfolio may invest in all types of fixed income securities including:

o    bonds;

o    notes (including structured or hybrid notes);

o    mortgage-backed securities;

o    asset-backed securities;

o    convertible securities;

o    Eurodollar and Yankee Dollar investments;

o    preferred stocks; and,

o    money market instruments.

These fixed income securities may be issued by:

o    U.S. and foreign corporations or entities;

o    U.S. and foreign banks; and/or

o    The U.S.  Government and its agencies,  authorities,  instrumentalities  or
     sponsored   enterprises,   and  foreign  governments  and  their  political
     subdivisions.

The Portfolio may engage in a variety of foreign currency exchange transactions to protect against uncertainty in the levels of future currency exchange rates. These transactions may include the purchase and sale of foreign currencies and options on foreign currencies. They also may include the purchase and sale of currency forward contracts and currency futures contracts and related options.

The Portfolio generally invests in securities with final maturities, average lives or interest rate reset frequencies of 15 years or less. During normal market conditions, the Portfolio's average dollar-weighted effective portfolio maturity will be greater than three years and less than ten years.

Principal Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Prepayment  Risk:  the  risk  that  the  holder  of  a  mortgage   underlying  a
mortgage-backed   security  owned  by  the  Portfolio  will  prepay   principal,
particularly during periods of declining interest rates.

Foreign Securities Risks

Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

Currency Risk: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency may adversely affect the value of the Portfolio.

Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

The lower ratings of certain securities held by the Portfolio may enhance the risks described above. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.


    2002            2001            2000            1999            1998
   ------          ------          ------          ------          ------
     7.45%          7.21%          10.77%          -0.19%           5.16%

Best Quarter:              Q4 -2000         3.94%
Worst Quarter:             Q2 -1999         -.80%


This table compares the Portfolio's average annual returns to the returns of the Lehman Brothers Aggregate Bond Index for 1 calendar year, 5 calendar years and since inception.

Average Annual Total Return as of December 31, 2002

                                                                                Since Inception
                                                       1 Year     5 Years     (November 13, 1997)

Portfolio                                               7.45%       6.02%            6.12%
Lehman Brothers Aggregate
     Bond Index                                        10.26%       7.54%            7.62%

o The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds.


Large Cap Value Portfolio
Fact Sheet

Sub-Adviser: David L. Babson & Company Inc.

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

o    seeks long-term growth of capital and income by investing  principally in a
     diversified   portfolio  of  common  stocks  which  are  considered  to  be undervalued in relation to earnings, dividends and/or assets.

Principal Investment Strategy

During normal market conditions the Portfolio will invest at least 80% of its total net assets in common stocks of companies with market capitalization exceeding $5 billion at the time of purchase, which are either listed on an exchange or over-the-counter. The Portfolio intends to generally have 90% of its total net assets invested in such securities.

The Portfolio may invest in securities convertible into common stocks. The Portfolio also intends to invest in stocks of companies which are rated "B-" or better in investment quality (growth and stability of earnings and dividends) by S&P and/or "B" or better by Value Line in financial strength.

The Sub-Adviser will consider a stock to be undervalued if it is currently trading at a price below which the Sub-Adviser believes it should be trading and therefore represents a superior potential investment based on one or more of the following comparisons:

     1. price relative to earnings,

     2. price relative to dividends, and/or

     3. price relative to assets as measured by book value.

Valuation levels as described above for each security will be compared to a large universe of stocks as selected by the Sub-Adviser, as well as its own past history of valuation over several years. The universe will vary from time to time and may consist of as many as a thousand stocks. The holdings in the Portfolio will be monitored regularly by the Sub-Adviser to determine that they continue to be relatively favorable investments.

The Portfolio will typically hold shares of companies whose shares are relatively unpopular and out-of-favor among investors generally at the time of purchase. Thus the Portfolio may be considered to be "contrarian" in nature. But the Portfolio will restrict its investments to companies that the Sub-Adviser believes are sound businesses with good future potential and should, therefore, eventually gain greater investor favor.

Principal Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Value Investing Risk: the risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

Risk of Investing in Larger Companies: the risk that larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.


    2002            2001            2000            1999            1998
   ------          ------          ------          ------          ------
   -11.62%          -1.59%           8.79%           0.79%          5.03%

Best Quarter:              Q1 -1998         14.24%
Worst Quarter:             Q3 -1998        -18.21%


This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index for 1 calendar year, 5 calendar years and since inception.

Average Annual Total Return as of December 31, 2002

                                                                              Since Inception
                                                       1 Year     5 Years   (November 13, 1997)

Portfolio                                             -11.62%        .03%          -.57%
S&P 500 Index                                         -22.09%       -.58%          -.24%

o    The S&P 500 Index is an unmanaged index of 500 leading stocks.

Large Cap Growth Portfolio
Fact Sheet

Sub-Adviser: Columbia Management Advisors, Inc.

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

o    seeks long-term capital appreciation.

Principal Investment Strategy

During normal market conditions the Portfolio will invest at least 80% of its total net assets in common stocks and other equity-type securities of companies exceeding $10 billion in market capitalization at the time of purchase. The Sub-Adviser will focus on companies that it believes have long-term appreciation possibilities. Equity-type securities include:

o    preferred stocks;

o    securities convertible into or exchangeable for common stocks; and,

o    warrants or rights to purchase common stocks.

The Portfolio is designed for long-term investors who desire to participate in investments with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds. The Portfolio seeks to reduce risk by investing in a diversified portfolio, but this does not eliminate risk.

The Portfolio may invest in investment grade debt securities of corporate and government issuers. The Portfolio may also invest up to 25% of its total net assets in foreign securities, and the Portfolio may invest in options, futures contracts and futures options.

Principal Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Growth Investing Risk: the risk of the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market.

Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

Risk of Investing in Larger Companies: the risk that larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

Foreign Securities Risks

Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

Currency Risk: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency may adversely affect the value of the Portfolio.

Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.


    2002            2001            2000            1999            1998
   ------          ------          ------          ------          ------
    -28.48%        -24.56%        -12.03%          35.46%          24.35%

Best Quarter:              Q4 -1999         26.53%
Worst Quarter:             Q4 -2000        -18.58%

This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index for 1 calendar year, 5 calendar years and since inception.

Average Annual Total Return as of December 31, 2002

                                                                              Since Inception
                                                       1 Year     5 Years   (November 13, 1997)

Portfolio                                             -28.48%      -4.38%         -2.98%
S&P 500 Index                                         -22.09%      - .58%         - .24%

o    The S&P 500 Index is an unmanaged index of 500 leading stocks.

Mid Cap Equity Portfolio
Fact Sheet

Sub-Adviser: Standish Mellon Asset Management Company LLC

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

o seeks to achieve long-term growth of capital through investment primarily in equity and equity-related securities of companies which appear to be undervalued.

Principal Investment Strategy

During normal market conditions the Portfolio will invest at least 80% of its total net assets in equity and equity-related securities of companies with market capitalization exceeding $2 billion but less than $10 billion at the time of purchase. The Portfolio may invest in such securities issued by either U.S. or foreign companies. The Portfolio may invest in any of the following equity and equity related securities:

o    exchange-traded and over-the-counter common and preferred stocks;

o    warrants;

o    rights;

o    convertible securities;

o    depository shares and receipts;

o    trust certificates;

o    shares of other investment companies;

o    limited partnership interests; and/or

o    equity participations.

The Portfolio follows a disciplined investment strategy, emphasizing stocks which the Sub-Adviser believes offer above average potential for capital growth. The Sub-Adviser intends to use statistical modeling techniques that utilize stock specific factors to identify attractive equity securities. Such factors may include:

o    current price earnings ratios;

o    stability of earnings growth;

o    forecasted changes in earnings growth;

o    trends in consensus analysts' estimates; and,

o    measures of earnings results relative to expectations.

Once identified, these securities will be subject to further fundamental analysis by the Sub-Adviser's professional staff before they are included in the Portfolio's holdings. Securities selected for inclusion in the Portfolio's holdings will represent various industries and sectors. The Sub-Adviser's research suggests that the potential returns associated with mid cap companies can often be higher than other sectors of the market.

The Sub-Adviser seeks to add value to portfolios of securities by finding companies with improving business momentum whose securities have reasonable valuations. The Sub-Adviser utilizes both quantitative and fundamental analysis to find stocks whose estimates of earnings are being revised upwards but whose valuation does not yet reflect this positive trend.

When the Sub-Adviser believes that foreign markets offer above average growth potential, the Portfolio may invest without limit in equity and equity-related securities of foreign issuers that are listed on a United States securities exchange or traded in the U.S. over-the-counter market.

The Portfolio may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. The Portfolio may also invest in debt securities and preferred stocks that are convertible into, or exchangeable for, common stocks.

Principal Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Value Investing Risk: the risk that the Portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

Foreign Securities Risks

Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

Currency Risk: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency may adversely affect the value of the Portfolio.

Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors; over-the-counter securities may also be less liquid than exchange-traded securities.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.


    2002            2001            2000            1999            1998
   ------          ------          ------          ------          ------
    -13.51%       -2.70%           26.92%           2.26%           7.03%

Best Quarter:              Q4 -1998         18.56%
Worst Quarter:             Q3 -1998        -18.01%

This table compares the Portfolio's average annual returns to the returns of the Standard & Poor's Mid-Cap 400 Index ("S&P Mid-Cap 400 Index") for 1 calendar year, 5 calendar years and since inception.

Average Annual Total Return as of December 31, 2002

                                                                               Since Inception
                                                       1 Year     5 Years    (November 13, 1997)

Portfolio                                             -13.51%       3.17%           4.09%
S&P Mid-Cap 400 Index                                 -14.53%       6.40%           7.30%

o The S&P Mid-Cap 400 Index is a capitalization-weighted index of 400 domestic stocks chosen on the basis of market capitalization, liquidity and industry group representation.

Money Market Portfolio
Fact Sheet

Sub-Adviser: Standish Mellon Asset Management Company LLC

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

o seeks to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategy

The Portfolio invests only in:

o    obligations of the United States Government;

o obligations issued by agencies or instrumentalities of the United States Government;

o instruments that are secured or collateralized by obligations of the United States Government, its agencies or its instrumentalities;

o short-term obligations of United States banks and savings and loan associations and companies having assets of more than $1 billion;

o instruments fully secured or collateralized by such bank and savings and loan obligations;

o dollar-denominated short-term obligations of foreign banks, foreign branches of foreign or U.S. banks (referred to as "Eurodollars"), and short-term obligations of U.S. branches and agencies of foreign banks (referred to as "Yankee dollars");

o commercial paper and short-term corporate debt securities rated in one of the two highest categories for short-term debt securities by at least two nationally recognized statistical rating organizations (NRSROs) or one such NRSRO if only one has rated the security;

o corporate or other notes guaranteed by letters of credit from banks in the United States having assets of more than $1 billion or collateralized by United States Government obligations; and/or

o    obligations  of  (i)  consumer  and  commercial  finance  companies,   (ii)
     securities brokerage companies, (iii) leasing companies and (iv) insurance companies.

Certain of these obligations may be variable or floating rate instruments.

The  Portfolio   may  only  invest  in  high  quality  U.S.   dollar-denominated
instruments that are determined to present minimal credit risks.

The Portfolio will enter into repurchase agreements under which it purchases securities, subject to agreement by the seller to repurchase the securities at a higher price on a specified date, with the gain establishing the yield during the Portfolio's holding period. The Sub-Adviser, under general policies established by the Fund's Directors, reviews the creditworthiness of the other party to any repurchase agreement, and will only enter into repurchase agreements with parties whose credit is deemed satisfactory.

Principal Risks

The principal risks of investing in the Portfolio are:

Risk of Money Market Funds: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Repurchase Agreement Risk: the risk that if the seller becomes bankrupt, the Portfolio may experience delays in recovering its money, fail to recover part or all of its investment, and incur costs in disposing of the securities used as collateral for the seller's repurchase obligation.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.


    2002            2001            2000            1999            1998
   ------          ------          ------          ------          ------
    1.47%           3.77%           5.84%           4.60%           5.05%


Best Quarter:              Q4 -2000         1.51%
Worst Quarter:             Q3 -2002         0.33%

Average Annual Total Return as of December 31, 2002

                                                                              Since Inception
                                                       1 Year     5 Years   (November 13, 1997)

Portfolio                                               1.47%       4.13%          4.16%

     7 day yield as of December 31, 2002 was 0.90%.

Small Cap Equity Portfolio
Fact Sheet

Sub-Adviser: Columbia Management Advisors, Inc.

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

o    seeks long-term capital appreciation.

Principal Investment Strategy

During normal market conditions the Portfolio will invest at least 80% of its total net assets in a diversified portfolio of common stocks and equity-type securities of companies with market capitalization, at the time of purchase, equal to or less than the capitalization of the largest stock in the Standard & Poor's Small Cap Index ($3.8 billion as of December 31, 2001). The Sub-Adviser seeks to invest in entrepreneurially managed companies that serve large and growing markets and have the ability to grow their market share. Equity-type securities include:

o    preferred stocks;

o    securities convertible or exchangeable for common stocks; and,

o    warrants or rights to purchase common stocks.

The Portfolio emphasizes investments in financially strong smaller companies, based principally on an assessment of the company's growth opportunity, the company's ability to achieve its financial objectives, and the company's stock valuation.

Attractive company characteristics include:

o    unit growth;

o    favorable cost structures or competitive positions; and/or

o financial strength that enables management to execute business strategies under difficult conditions.

The Sub-Adviser believes a company is attractively valued when its stock can be purchased at a meaningful discount to the value of other comparable businesses.

The Portfolio is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in smaller companies. The Sub-Adviser does attempt to limit risk through wide sector and industry diversification of investment.

The Portfolio may invest up to 35% of its total net assets in debt securities of corporate and governmental issuers, primarily investment grade. The Portfolio may also invest up to 25% of its total net assets in foreign securities, and the Portfolio may invest in options, futures contracts and futures options.

Principal Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Small Capitalization Company Risk: the risk that small companies may be generally subject to more abrupt or erratic market movements than securities of larger, more established companies.

Liquidity Risk: the risk that the degree of market liquidity of some stocks in which the Portfolio invests may be relatively limited in that the Portfolio invests in over-the-counter stocks.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Foreign Securities Risks

Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

Currency Risk: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency may adversely affect the value of the Portfolio.

Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors; over-the-counter securities may also be less liquid than exchange-traded securities.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.


    2002            2001            2000            1999            1998
   ------          ------          ------          ------          ------
    -24.79%        -9.72%          -2.69%          62.16%          -16.22%

Best Quarter:              Q4 -1999         39.39%
Worst Quarter:             Q3 -2001         -23.52%


This table compares the Portfolio's average annual returns to the returns of the Standard & Poor's Small Cap 600 Index ("S&P Small Cap 600 Index") for 1 calendar year, 5 calendar years and since inception.

Average Annual Total Return as of December 31, 2002

                                                                               Since Inception
                                                       1 Year     5 Years    (November 13, 1997)

Portfolio                                             -24.79%      -2.14%          -2.62%
S&P Small Cap 600 Index                               -14.63%       2.44%           2.80%

o The Standard & Poor's Small Cap 600 Index is a capitalization-weighted index of 600 domestic stocks chosen for market size, liquidity and industry group representation.

MORE ABOUT PORTFOLIO INVESTMENTS

Certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows.

Equity Securities

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are two types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of a company. The holder of common stock participates in the growth of a company through increasing stock price and dividends. If a company experiences difficulty, a stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to receive a dividend before the common stock shareholders receive dividends on their shares.

Other types of equity securities include, but are not limited to, convertible securities, warrants, rights and foreign equity securities such as American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs).

Fixed Income Securities

Fixed income securities include a broad array of short, medium and long term obligations, including notes and bonds. Fixed income securities may have fixed, variable or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state and federal levels and by companies. Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond.

Fixed periods to maturity are categorized as:

o    Short-term (generally less than 12 months)

o    Intermediate- or Medium-term (one to ten years)

o    Long-term (10 years or more)

Commercial paper -- is a specific type of corporate or short-term note. In fact, it is very short-term, being paid in less than 270 days. Most commercial paper matures in 50 days or less.

Mortgage-backed securities -- are securities representing interests in "pools" of mortgage loans securitized by residential or commercial property. Payments of interest and principal on these securities are generally made monthly, in effect, "passing through" monthly payments made by individual borrowers on the mortgage loans which underlie the securities.

U.S. Government securities -- are obligations of, or guaranteed by the U.S. Government or its agents or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes, bonds and securities issued by GNMA, are supported by the full faith and credit of the U.S.; others such as securities issued by the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others such as those of FNMA, and FHLMC are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, while still others such as those of the Student Loan Marketing Association, the Tennessee Valley Authority and the Small Business Authority are supported only by the credit of the instrumentality. High quality money market instruments may include:

o    Cash and cash equivalents

o    U.S. Government securities

o Certificates of deposit or other obligations of U.S. banks with total assets in excess of $1 billion

o    Corporate debt obligations with remaining maturities of 12 months or less

o    Commercial paper sold by corporations and finance companies

o    Repurchase  agreements,  money market securities of foreign issuers payable
     in  U.S.  dollars,   asset-backed   securities,   loan  participations  and
     adjustable rate securities

o    Bankers' acceptances

o    Time deposits

Bonds, commercial paper and mortgage-backed securities are not the only types of fixed income securities. Other fixed income securities and instruments include, but are not limited to:

o    convertible bonds, debentures and notes

o    asset-backed securities

o    certificates of deposit

o    fixed time deposits

o    bankers' acceptances

o    repurchase agreements

o    reverse repurchase agreements

Money Market Instruments

All of the Portfolios may invest in high quality money market instruments. A money market instrument is high quality when it is rated in one of the two highest rating categories by S&P or Moody's or another nationally recognized service, or if unrated, deemed high quality by the Adviser or a Sub-Adviser.

Foreign Securities

Foreign securities are the equity, fixed income or money market securities of foreign issuers. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, and fixed income securities issued by foreign governments, corporations and supranational organizations. They also include ADRs, GDRs, IDRs and EDRs.

ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. Bank. GDRs, IDRs and EDRs are receipts evidencing an arrangement with a non-U.S. bank.

Portfolio Turnover

Portfolio turnover occurs when a Portfolio sells its investments and buys new ones. In some Portfolios, high portfolio turnover occurs when they engage in frequent trading as part of their investment strategy.

High portfolio turnover may cause a Portfolio's expenses to increase. For example, a Portfolio may have to pay brokerage fees and other related expenses. A portfolio turnover rate of 100% or more a year is considered high. A high rate increases a Portfolio's transaction costs and expenses.

Portfolio turnover rates for each Portfolio are found in the Financial Highlights section of this Prospectus.

A Word About Risk

As described in the fact sheet for each Portfolio, participation in a Portfolio involves risk -- even the risk that you will receive a minimal return on your investment or the value of your investment will decline. It is important for you to consider carefully the following risks when you allocate purchase payments or premiums to the Portfolios.

Market Risk

Market risk refers to the loss of capital resulting from changes in the price of investments. Generally, equity securities are considered to be subject to market risk. For example, market risk occurs when the expectations of lower corporate profits in general cause the broad market of stocks to fall in price. When this happens, even though a company may be experiencing a growth in profits, the price of its stock could fall.

Growth Investing Risk

This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Value Investing Risk

This investment approach has additional risk associated with it because the Portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

Credit Risk

Credit risk refers to the risk that an issuer of a fixed income security may be unable to pay principal or interest payments due on the securities. To help the Portfolios' Sub-Advisers decide which corporate and foreign fixed income securities to buy, they rely on Moody's and S&P (two nationally recognized bond rating services), and on their own research, to lower the risk of buying a fixed income security of a company that may not pay the interest or principal on the fixed income security.

The credit risk of a portfolio depends on the quality of its investments. Fixed income securities that are rated as investment grade have ratings ranging from AAA to BBB. These fixed income securities are considered to have adequate ability to make interest and principal payments.

Interest Rate Risk

Interest rate risk refers to the risk that fluctuations in interest rates may affect the value of interest paying securities in a Portfolio. Fixed income securities such as U.S. Government bonds are subject to interest rate risk. If a Portfolio sells a bond before it matures, it may lose money, even if the bond is guaranteed by the U.S. Government. Say, for example, a Portfolio bought an intermediate government bond last year that was paying interest at a fixed rate of 6%, it will have to sell it at a discount (and realize a loss) to attract buyers if they can buy new bonds paying an interest rate of 7%.

Risks of Investing in Below Investment Grade Bonds or Junk Bonds

Investing in below investment grade bonds, such as the lower quality, higher yielding bonds called junk bonds, can increase the risks of loss for a Portfolio. Junk bonds are bonds that are issued by small companies or companies with limited assets or short operating histories. These companies are more likely than more established or larger companies to default on the bonds and not pay interest or pay back the full principal amount. Third parties may not be willing to purchase the bonds from the Portfolios, which means they may be difficult to sell and some may be considered illiquid. Because of these risks, the companies issuing the junk bonds pay higher interest rates than companies issuing higher grade bonds. The higher interest rates can give investors a higher return on their investment.

Prepayment Risk

Prepayment risk is the risk that the holder of a mortgage underlying a mortgage-backed security owned by the Portfolio will prepay principal, particularly during periods of declining interest rates. This will reduce the stream of cash payments that flow through to the Portfolio. Securities subject to prepayment risk also pose a potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower rate than expected thereby lengthening the maturity of the security and making it more sensitive to interest rate changes.

Risks Associated with Foreign Securities

A foreign security is a security issued by an entity domiciled or incorporated outside of the U.S. Among the principal risks of owning foreign securities are:

Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected. In some countries there is the risk that the government may take over the assets or operations of a company and/or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

Currency Risk: the risk that a foreign currency will decline in value. As long as a Portfolio holds a security denominated in a foreign currency, its value will be affected by the value of that currency relative to the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency may adversely affect the value of the Portfolio.

Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets there may not be protection against failure by other parties to complete transactions.

Limited Information Risk: the risk that less government supervision of foreign markets may occur. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices that apply to U.S. issuers. In addition, less public information about their operations may exist.

Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets countries. Such countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Although the markets of these developing countries offer higher rates of return, they also pose additional risks to investors, including immature economic structures, national policies restricting investments by foreigners and different legal systems.

Settlement and Clearance Risk: the risks associated with the different clearance and settlement procedures that are utilized in certain foreign markets. In certain foreign markets, settlements may be unable to keep pace with the volume of securities transactions, which may cause delays. If there is a settlement delay, a Portfolio's assets may be uninvested and not earning returns. A Portfolio also may miss investment opportunities or be unable to dispose of a security because of these delays.

Managing Investment Risks

In pursuing its investment objective, each Portfolio assumes investment risk. The Portfolios try to limit their investment risk by diversifying their investment portfolios across different industry sectors.

Defensive Investment Strategy

Under normal market conditions, none of the Portfolios intends to have a substantial portion of its assets invested in cash or money market instruments, except the Money Market Portfolio. When a Sub-Adviser determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest entirely in cash and money market instruments. When a Portfolio is invested in this manner, it may not be able to achieve its investment objective.

Derivatives

Certain Portfolios may use various investment strategies:

o    to hedge market risks;

o    to manage the  effective  maturity or duration of fixed income  securities;
     and/or

o    to enhance potential gain.

The strategies which may be used by all the Portfolios include, but are not limited to, financial futures contracts, options on financial futures, options on broad market indices and options on securities.

Certain Portfolios may purchase and sell foreign currencies on a spot basis in connection with the settlement of transactions traded in such foreign currencies. These Portfolios may also hedge the risks associated with their investments by entering into forward foreign currency contracts and foreign currency futures and options contracts, generally in anticipation of making investments in companies whose securities are denominated in those currencies. These investments are often referred to as derivatives.

MANAGEMENT OF THE FUND

The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved agreements under which, as described below, certain companies provide essential management services to the Fund.

INVESTMENT ADVISER

Investors Mark Advisor, LLC (the "Adviser"), 700 Karnes Boulevard, Kansas City, Missouri 64108, serves as the investment adviser of each Portfolio and, as such, provides each Portfolio with professional investment supervision and management. The Adviser, a Delaware limited liability company, is a wholly-owned subsidiary of Jones & Babson, Inc. ("Jones & Babson"). Jones & Babson is a wholly-owned subsidiary of RBC Dain Rauscher Corp. ("RBC Dain").

On May 1, 2003, RBC Dain purchased from Business Men's Assurance Company of America ("BMA") all of the outstanding shares of common stock of Jones & Babson, the parent company of the Adviser. RBC Dain (formerly, Dain Rauscher Corp.), a Minneapolis, Minnesota-based holding company formed in 1973, provides investment advice and services to individual investors in the western United States and investment banking, research and sales services to corporate and governmental clients nationwide and in Europe through its principal subsidiary, Dain Rauscher Inc. RBC Dain is a wholly-owned subsidiary of Royal Bank of Canada, a Canadian chartered bank. Shares of Royal Bank of Canada are listed on the Toronto Stock Exchange and on the New York Stock Exchange. Royal Bank of Canada ranks as Canada's largest financial institution as measured by assets and market capitalization as of October 31, 2002.

The Adviser, formed in 1997, has been the investment adviser for each Portfolio since its inception.

The Adviser oversees each Portfolio's day-to-day operations and supervises the purchase and sale of Portfolio investments. The Adviser employs Sub-Advisers to make investment decisions for each of the Portfolios.

The Adviser serves in its capacity as investment adviser through an investment advisory agreement with the Fund. The Investment Advisory Agreement provides for the Fund to pay all expenses not specifically assumed by the Adviser. Examples of expenses paid by the Fund include custodial fees, and the fees of outside legal and auditing firms. The Fund allocates these expenses to each Portfolio in a manner approved by the Directors. The Investment Advisory Agreement is renewed each year by the Directors.

Jones & Babson provides the Adviser with fund administration, fund accounting and other services under an Administrative Services Agreement between the Adviser and Jones & Babson. As compensation, Jones & Babson receives an annual fee equal to 0.06% of the average daily net assets of the Fund. Jones & Babson, founded in 1960, serves as the investment manager of numerous other mutual funds.

Advisory Fees

Each Portfolio pays the Adviser a fee based on its average daily net asset value. A Portfolio's net asset value is the total value of the Portfolio's assets minus any money it owes for operating expenses plus any other liabilities, such as the fee paid to its Custodian to safeguard the Portfolio's investments.

During 2002, each of the Portfolios paid the Adviser the following percentage of its average daily net assets as compensation for its services as investment adviser to the Portfolios:

Portfolio                                                      Advisory Fee Paid
Intermediate Fixed Income                                            .60%
Mid Cap Equity                                                       .80%
Money Market                                                         .40%
Global Fixed Income                                                  .75%
Small Cap Equity                                                     .95%
Large Cap Growth                                                     .80%
Large Cap Value                                                      .80%
Growth & Income                                                      .80%
Balanced                                                             .80%

As full compensation for its services under the Investment Advisory Agreement, the Fund pays the Adviser a monthly fee at the annual rates shown in the table below based on the average daily net assets of each Portfolio.

                                                          Advisory Fee
                                                       (Annual Rate Based
                                                        on Average Daily
                                                       Net Assets of Each
Portfolio                                                  Portfolio)
Intermediate Fixed Income                                    .60%
Mid Cap Equity                                               .80%
Money Market                                                 .40%
Global Fixed Income                                          .75%
Small Cap Equity                                             .95%
Large Cap Growth                                             .80%
Large Cap Value                                              .80%
Growth & Income                                              .80%
Balanced                                                     .80%

The Adviser may enter into administrative services agreements with insurance companies pursuant to which the Adviser will compensate such companies for administrative responsibilities relating to the Fund which are performed by such insurance companies.

The Adviser has agreed that it will, if necessary, pay the expenses of each Portfolio of the Fund until May 1, 2005 to the extent that expenses of a Portfolio exceed the following percentages:

Portfolio                                                Expense Cap
Mid Cap Equity                                              .90%
Large Cap Growth                                            .90%
Large Cap Value                                             .90%
Growth & Income                                             .90%
Balanced                                                    .90%
Intermediate Fixed Income                                   .80%
Money Market                                                .50%
Global Fixed Income                                        1.00%
Small Cap Equity                                           1.05%

During fiscal 2002, total expenses, including investment advisory fees, of each of the Portfolios amounted to the following percentages of average net assets, reflecting the expense limitation in effect during the period:

Mid Cap Equity                                              .90%
Large Cap Growth                                            .90%
Large Cap Value                                             .90%
Growth & Income                                             .90%
Balanced                                                    .90%
Intermediate Fixed Income                                   .80%
Money Market                                                .50%
Global Fixed Income                                        1.00%
Small Cap Equity                                           1.05%

The expense limitation currently in effect is described above.

SUB-ADVISERS

For all of the Portfolios, the Adviser works with Sub-Advisers, financial service companies that specialize in certain types of investing. However, the Adviser still retains ultimate responsibility for managing the Portfolios. Each Sub-Adviser's role is to make investment decisions for the Portfolios according to each Portfolio's investment objectives and restrictions.

The following organizations act as Sub-Advisers to the Portfolios:

Standish Mellon Asset Management Company LLC ("Standish"), One Financial Center, Boston, Massachusetts 02111, is the Sub-Adviser for the Intermediate Fixed Income, Mid Cap Equity, Global Fixed Income and Money Market Portfolios of the Fund. Standish is a Massachusetts corporation, incorporated in 1933, and is a registered investment adviser under the Investment Advisers Act of 1940. Standish provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of December 31, 2002, Standish managed approximately $39.56 billion of assets.

The Intermediate Fixed Income Portfolio manager is Richard C. Doll. Mr. Doll is a CFA Charterholder and is Vice President of Standish, where he is responsible for fixed income portfolio management and client service. He joined the company in 1984.

The Mid Cap Equity Portfolio manager is David C. Cameron. Mr. Cameron also manages the Equity Portfolio of the Standish, Ayer & Wood Master Portfolio. Mr. Cameron has served as a Director and Vice President of Standish since 1995.

The Money Market Portfolio manager is Jennifer A. Pline. Ms. Pline also manages the Standish Short-Term Asset Reserve Fund. During the past nine years, Ms. Pline has served as a Vice President and Associate Director (since 1998) of Standish.

The Global Fixed Income Portfolio manager is W. Charles Cook. Mr. Cook manages the Standish International Fixed Income Fund, the Standish Global Fixed Income Portfolio and the Standish International Fixed Income Fund II. Mr. Cook has served as a Director of Standish since 1987 and Vice President since 2001 (Mr. Cook had served as Vice President of Standish International Management Company, L.P., which Standish absorbed effective April 30, 2002, since 1992). Mr. Cook also chairs the Standish derivatives committee and is responsible for nondollar derivative research.

Columbia Management Advisors, Inc. ("Columbia"), 100 Federal Street, Boston, Massachusetts 02110, is the Sub-Adviser for the Large Cap Growth and Small Cap Equity Portfolios of the Fund. Columbia is registered as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of Columbia Management Group, Inc. ("CMG"). On April 1, 2003, Stein Roe & Farnham Incorporated ("Stein Roe"), also a subsidiary of CMG, merged with and into Columbia. Columbia has assumed all of the business associated with Stein Roe. Stein Roe was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. As of December 31, 2002, CMG managed over $145 billion in assets. The ultimate parent of Columbia and CMG is Fleet Boston Financial Corporation, 100 Federal Street, Boston, MA 02110.

The Large Cap Growth Portfolio manager is Erik P. Gustafson. Mr. Gustafson also manages the Growth Stock Fund, part of the Liberty-Stein Roe Investment Trust. Mr. Gustafson joined Stein Roe in 1992. He holds a B.A. from the University of Virginia (1985) and M.B.A. and J.D.degrees from Florida State University (1989). Mr. Gustafson was responsible for managing $1.7 billion in mutual fund net assets as of December 31, 2002.

The Small Cap Equity Portfolio manager is William M. Garrison. Mr. Garrison has had full responsibility for the management of the Portfolio since June 1999. Mr.Garrison had, prior to July 1999, co-managed the Portfolio. Mr.Garrison joined Stein Roe in 1989.

David L. Babson & Company Inc. ("Babson"), One Memorial Drive, Cambridge, Massachusetts 02142-1300, is the Sub-Adviser for the Large Cap Value Portfolio of the Fund. Babson, a registered investment adviser under the Investment Advisers Act of 1940, is an indirect subsidiary of Massachusetts Mutual Life
Insurance Company headquartered in Springfield, Massachusetts. Babson is responsible for assets under management of approximately $73.9 billion as of December 31, 2002. Massachusetts Mutual Life Insurance Company is an insurance organization founded in 1851 and is considered to be a controlling person of Babson under the Investment Company Act of 1940.

The Large Cap Value Portfolio manager is Anthony M. Maramarco. Mr. Maramarco also manages the Babson Value Fund. He joined David L. Babson & Co. in 1996 and has over 20 years of investment management experience. Mr. Maramarco is a CFA Charterholder. Michael P. Stack, a CFA Charterholder, joined Babson in 2002. From 1997 to 2002, Mr. Stack was employed at Putnam Investments, where he most recently co-managed mutual funds and institutional accounts. Prior to that, he was a portfolio manager at Independence Investment Associates. Mr. Stack became responsible for the co-management of the Large Cap Value Portfolio effective May 1, 2003, having assisted Mr. Maramarco in the management of the Fund since December 2002.

Lord, Abbett & Co. LLC ("Lord Abbett"), 90 Hudson Street, Jersey City, NJ 07302, is the Sub-Adviser for the Growth & Income Portfolio of the Fund. Lord Abbett, a registered investment adviser under the Investment Advisers Act of 1940, has been an investment manager for 70 years. As of December 31, 2002, Lord Abbett managed approximately $48.2 billion in a family of mutual funds and other advisory accounts.

The Growth & Income Portfolio's investments are managed by a team of investment managers and analysts. The senior members of the team are: W. Thomas Hudson, Robert Morris and Eli Salzmann. Messrs. Hudson, Morris and Salzmann are Partners of Lord Abbett. Messrs. Hudson and Morris have been with Lord Abbett since 1982 and 1991, respectively. Mr. Salzmann joined Lord Abbett in 1997 and previously was a Vice President with Mutual of America Capital Corp.

Kornitzer Capital Management, Inc. ("Kornitzer"), 5420 W. 61st Place, Shawnee Mission, Kansas, 66205, is the Sub-Adviser for the Balanced Portfolio of the Fund. Kornitzer, a registered investment adviser under the Investment Advisers Act of 1940, is an independent investment counseling firm founded in 1989. It serves a broad variety of individual, corporate and other institutional clients by maintaining an extensive research and analytical staff. Kornitzer is a closely held corporation and has limitations in the ownership of its stock designed to maintain control in those who are active in management. Owners of 5% or more of Kornitzer are John C. Kornitzer, Kent W. Gasaway, Willard R. Lynch, Thomas W. Laming and Susan McElwain. As of December 31, 2002, Kornitzer managed approximately $2.15 billion in assets including the Buffalo and AFBH 5 Star families of mutual funds.

The Balanced Portfolio utilizes a team approach to both research and portfolio management.

Sub-Advisory Fees

Under the Sub-Advisory Agreements, the Adviser has agreed to pay each Sub-Adviser a fee for its services out of the fees the Adviser receives from the Portfolios. During 2002, the Adviser paid the Sub-Advisers fees based on the following percentages of each Portfolio's average daily net assets: Sub-Advisory Portfolio Fee Paid Intermediate Fixed Income .20% Mid Cap Equity .35% Money Market .15% Global Fixed Income .35% Small Cap Equity .55% Large Cap Growth .45% Large Cap Value .45% Growth & Income .45% Balanced .40%

Under the terms of each Sub-Advisory Agreement, the Adviser is obligated to pay each Sub-Adviser, as full compensation for services rendered under the
Sub-Advisory Agreement with respect to each Portfolio, monthly fees at the following annual rates based on the average daily net assets of each Portfolio:

                                                            Sub-Advisory
Portfolio                                                     Fee Paid
Intermediate Fixed Income                                         .20%
Mid Cap Equity                                                    .35%
Money Market                                                      .15%
Global Fixed Income                                               .35%
Small Cap Equity                                                  .55%
Large Cap Growth                                                  .45%

Large Cap Value                                    .45% of first $40 million;
                                                   .40% of average daily net
                                                   assets over and above
                                                   $40 million

Growth & Income                                    .45% of first $40 million;
                                                   .40% of average daily net
                                                   assets over and above
                                                   $40 million

Balanced                                           .40% of first $40 million;
                                                   .35% of average daily net
                                                   assets over and above
                                                   $40 million

Placing Orders for Shares

The prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of the Portfolios. You may obtain a copy of that prospectus, free of charge, from the life insurance company or from the person who sold you the Contract. The Portfolios do not charge any fees for selling (redeeming) shares.

Payment for Redemptions

Payment for orders to sell (redeem) shares will be made within seven days after the Fund receives the order.

Suspension or Rejection of Purchases and Redemptions

The Portfolios may suspend the offer of shares, or reject any specific request to purchase shares from a Portfolio at any time. The Portfolios may suspend their obligation to redeem shares or postpone payment for redemptions when the New York Stock Exchange is closed or when trading is restricted on the Exchange for any reason, including emergency circumstances established by the Securities and Exchange Commission.

Right to Restrict Transfers

Neither the Fund nor the insurance company separate accounts ("Separate Accounts") are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. The Separate Accounts, in coordination with the Fund, reserve the right to temporarily or permanently refuse exchange requests if, in the Adviser's judgment, a Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Portfolio and therefore may be refused. Investors should consult the Separate Account prospectus that accompanies this Fund Prospectus for information on other specific limitations on the transfer privilege.

Net Asset Value

The value or price of each share of each Portfolio (net asset value per share) is calculated at the close of business, usually 4:00 p.m., of the New York Stock Exchange, every day that the New York Stock Exchange is open for business. The value of all assets held by each Portfolio at the end of the day, is determined by subtracting all liabilities and dividing the total by the total number of shares outstanding. This value is provided to the life insurance company, which uses it to calculate the value of your interest in your Contract. It is also the price at which shares will be bought or sold in the Portfolios for orders they received that day.

The value of the net assets of a Portfolio is determined by obtaining market quotations, where available, usually from pricing services. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not available are valued at their fair value as determined, in good faith, by the Adviser based on policies adopted by the Board of Directors.

Some of the Portfolios trade securities on foreign markets or in foreign currencies. Those markets are open at different times and occasionally on different days than securities traded on the New York Stock Exchange. Exchange rates for foreign currencies are usually determined at 1:00 p.m. rather than 4:00 p.m. These factors may mean that the value of the securities held by these Portfolios may change after the close of business of the New York Stock Exchange.

Dividends and Distributions

Each Portfolio will declare and distribute dividends from net ordinary income and will distribute its net realized capital gains, if any, at least annually. The life insurance companies generally direct that all dividends and distributions of the Portfolios be reinvested in the Portfolios under the terms of the Contracts.

Tax Matters

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of each Portfolio's ordinary net income and capital gains each calendar year as a dividend to the Separate Accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolios as of the dividend payment date.

The Fund and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under the Contracts. Under these rules, shares of the Fund will generally only be available through the
purchase  of  a  variable  life  insurance  or  annuity  contract.   Income  tax
consequences to Contract owners who allocate purchase payments or premiums to Fund shares are discussed in the Separate Account prospectus for the Contracts that accompanies this Prospectus.

Additional Information

This Prospectus sets forth concisely the information about the Fund and each Portfolio that you should know before you invest money in a Portfolio. Please read this Prospectus carefully and keep it for future reference. The Fund has prepared and filed with the Securities and Exchange Commission a Statement of Additional Information that contains more information about the Fund and the Portfolios. You may obtain a free copy of the Statement of Additional Information from your registered representative who offers you the Contract. You may also obtain copies by calling the Fund at 1-888-262-8131 or by writing to the Fund at the following address: BMA Variable Products, P.O. Box 419458, 700 Karnes Blvd., Kansas City, Missouri 64141-6458.

Mixed and Shared Funding

The Portfolios may sell their shares to insurance companies as investments under both variable annuity contracts and variable life insurance policies. We call this mixed funding. The Portfolios may also sell shares to more than one insurance company. We call this shared funding. Under certain circumstances, there could be conflicts between the interests of the different insurance companies, or conflicts between the different kinds of insurance products using the Portfolios. If conflicts arise, the insurance company with the conflict might be forced to redeem all of its interest in the Portfolio. If the Portfolio is required to sell a large percentage of its assets to pay for the redemption, it may be forced to sell the assets at a discounted price. The Board of Directors will monitor the interests of the insurance company shareholders for conflicts to attempt to avoid problems.

Legal Proceedings

Neither the Fund nor any Portfolio is involved in any material legal proceedings. Neither the Adviser nor any Sub-Adviser is involved in any legal proceedings that if decided against any such party would materially affect the ability of the party to carry out its duties to the Portfolios. None of such persons is aware of any litigation that has been threatened.

PERFORMANCE OF THE PORTFOLIOS

Performance information for the Portfolios of the Fund, including a bar chart and average annual total return information since the inception of the Portfolios, is contained in this Prospectus under the heading "Performance Information."

COMPARABLE PERFORMANCE

Public Fund Performance

Certain Portfolios of the Fund have the same investment objectives and follow substantially the same investment strategies as certain mutual funds whose shares are sold to the public and managed by the Sub-Advisers.

The historical performance of each of these public mutual funds is shown below. This performance data should not be considered as an indication of future performance of the Portfolios. The public mutual fund performance figures shown below:

o reflect the deduction of the historical fees and expenses (including any applicable sales loads) paid by the public mutual funds and not those to be paid by the Portfolios. The total anticipated expenses of the Intermediate Fixed Income, Mid Cap Equity and Global Fixed Income Portfolios are materially higher than those of the corresponding public funds. Higher expenses will reduce performance.

o do not reflect Contract fees or charges imposed by the insurance companies. Investors should refer to the Separate Account prospectus for information describing the Contract fees and charges. These fees and charges will have a detrimental effect on Portfolio performance.

The Portfolios and their corresponding public mutual fund series are expected to hold similar securities. The Portfolios have substantially similar investment objectives, policies and strategies as their corresponding public mutual fund series. However, their investment results are expected to differ for the following reasons:

o differences in asset size and cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections

o    differences in the relative weightings of securities

o    differences in the price paid for particular portfolio holdings

o    differences relating to certain tax matters

The following table shows average annualized total returns for each comparable public mutual fund for their fiscal 2002 years (ended December 31, 2002).

                                                                                           10 Years
                                                                                           or Since
Intermediate Fixed Income Portfolio                            1 Year*      5 Years*      Inception*

Corresponding Series of the Public Fund
Standish, Ayer & Wood Investment Trust --
     Standish Fixed Income Fund                                    8.89%      6.09%         7.22%

                                                                                           10 Years
                                                                                           or Since
Mid Cap Equity Portfolio                                       1 Year*      5 Years*      Inception*
Corresponding Series of the Public Fund
Standish, Ayer & Wood Investment Trust --
     Standish Select Value                                       -17.52%      -.75%        10.28%

                                                                                           10 Years
                                                                                           or Since
Global Fixed Income Portfolio                                  1 Year*      5 Years*      Inception*
Corresponding Series of the Public Fund
Standish, Ayer & Wood Investment Trust --
     Standish Global Fixed Income Fund                             6.94%      5.46%         6.80%

                                                                                           10 Years
                                                                                           or Since
Large Cap Growth Portfolio                                     1 Year*      5 Years*      Inception*
Corresponding Series of the Public Fund
Liberty-Stein Roe Investment Trust --
     Columbia Growth Stock Fund                                  -33.49%     -4.59%         6.07%

                                                                                           10 Years
                                                                                           or Since
Large Cap Value Portfolio                                      1 Year*      5 Years*      Inception*
Corresponding Public Fund
Babson Value Fund, Inc                                           -14.47%      -.64%         9.58%


                                                                            10 Years
                                                                            or Since
Balanced Portfolio                                             1 Year*      5 Years*      Inception*
Corresponding Public Fund
Buffalo Balanced Fund, Inc                                       -16.01%     -1.27%         4.97%

                                                                            10 Years
                                                                            or Since
Money Market Portfolio                                         1 Year*      5 Years*      Inception*
Corresponding Series of the Public Fund
Standish, Ayer & Wood Investment Trust --
     Standish Short-Term Asset
     Reserve Fund                                                  2.90%      5.25%         5.26%

                                                                            10 Years
                                                                            or Since
Growth & Income Portfolio                                      1 Year*      5 Years*      Inception*
Corresponding Public Fund
     Lord Abbett Affiliated Fund
     (Class A Shares)                                            -18.79%      2.87%        10.38%

* Results shown are through the year ended December 31, 2002 for each public fund shown. The inception dates for each public fund with less than 10 years of performance history are: January 1, 1994 for the Standish Global Fixed Income Fund and August 12, 1994 for the Buffalo Balanced Fund, Inc.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand each Portfolio's financial performance for the period shown. Certain information reflects financial results for a single Portfolio share. The total return figures in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). Your total return would be less due to the fees and charges under your variable annuity contract or variable life insurance policy. Ernst & Young LLP has audited the financial statements from which this information has been derived and its report and the Fund's financial statements, which are incorporated by reference into the Statement of Additional Information, are available upon request.


                                                                          LARGE CAP VALUE
                                                                     YEARS ENDED DECEMBER 31,
                                                         2002      2001        2000       1999       1998

Condensed data for a share of capital stock outstanding throughout each period.

Net asset value,
   beginning of year                                 $    9.79  $   10.07  $    9.40  $    9.88  $    9.69

Income from investment operations:
   Net investment income (loss)                            .09       0.12       0.15       0.22       0.13
   Net gains (losses) on securities
      (both realized and unrealized)                    (1.23)     (0.28)       0.67     (0.15)       0.35
Total income (loss) from
   investment operations                                (1.14)     (0.16)       0.82       0.07       0.48

  Less distributions:
   Dividends from net
      investment income                                 (0.09)     (0.12)     (0.15)     (0.22)     (0.14)
   Distributions from realized
      capital gains                                         --         --         --     (0.33)     (0.15)
   Tax return of capital                                    --         --      --(a)         --         --
   In excess of realized
      capital gains                                         --         --         --         --         --
  Total distributions                                   (0.09)     (0.12)     (0.15)     (0.55)    (0.29)

Net asset value, end of year                         $    8.56  $    9.79  $   10.07  $    9.40  $    9.88

Total return                                          (11.62%)    (1.59%)      8.79%       0.79%      5.03%

Ratios/Supplemental Data
Net assets, end of year
   (in thousands)                                    $   3,122  $   3,574  $   3,510  $   3,193  $   3,226
Ratio of expenses to average
   net assets                                            0.90%      0.90%      0.90%      0.90%      0.90%
Ratio of net investment income
   (loss) to average net assets                          0.96%      1.21%      1.61%      2.00%      1.44%
Ratio of expenses to average
   net assets before
   voluntary expense reimbursement                       1.64%      1.40%      1.45%      1.49%      1.55%
Ratio of net investment income
   (loss) to average net assets before voluntary expense
   reimbursement                                         0.22%      0.71%      1.06%      1.41%      0.79%
Portfolio turnover rate                                    33%        19%        26%        23%        18%

(a)Less than $.01 per share

                                                                         LARGE CAP GROWTH
                                                                     YEARS ENDED DECEMBER 31,
                                                      2002      2001        2000       1999       1998
Condensed data for a share of capital stock
outstanding throughout each period.
Net asset value,
   beginning of year                                 $11.27  $  14.94   $  18.03   $  13.31   $  10.71

Income from investment operations:
   Net investment income (loss)                           0.01     (0.01)     (0.07)     (0.03)         --
   Net gains (losses) on securities
      (both realized and unrealized)                    (3.22)     (3.66)     (2.15)       4.75       2.61
Total income (loss) from
   investment operations                                (3.21)     (3.67)     (2.22)       4.72       2.61

  Less distributions:
   Dividends from net
      investment income                                     --         --         --         --     (0.01)
   Distributions from
      realized capital gains                                --         --     (0.79)         --         --
   Tax return of capital                                    --         --     (0.08)         --         --
   In excess of realized
      capital gains                                         --         --         --         --         --
  Total distributions                                       --         --     (0.87)         --     (0.01)

Net asset value, end of year                         $    8.06  $   11.27  $   14.94  $   18.03  $   13.31

Total return                                          (28.48%)  (24.56%)(12.03%)35.46%   24.35%

Ratios/Supplemental Data
Net assets, end of year
   (in thousands)                                    $   3,346  $   4,601  $   5,853  $   4,608  $   2,993
Ratio of expenses to average
   net assets                                            0.90%      0.90%      0.90%      0.90%      0.90%
Ratio of net investment income
   (loss) to average net assets                          0.10%    (0.07%)    (0.44%)    (0.23%)    (0.02%)
Ratio of expenses to average
   net assets before
   voluntary expense reimbursement                       1.57%      1.23%      1.15%      1.49%      1.66%
Ratio of net investment income
   (loss) to average net assets before voluntary expense
   reimbursement                                       (0.57%)    (0.40%)    (0.69%)    (0.82%)    (0.78%)
Portfolio turnover rate                                    83%        54%        78%        72%        49%

(a)Less than $.01 per share

                                                                          MID CAP EQUITY
                                                                     YEARS ENDED DECEMBER 31,
                                                         2002      2001        2000       1999       1998

Condensed data for a share of capital stock outstanding throughout each period.

Net asset value,
   beginning of year                                    $11.73  $  12.39   $  11.30   $  11.11   $  10.49

Income from investment operations:
   Net investment income (loss)                           0.03       0.03       0.02       0.04       0.04
   Net gains (losses) on securities
      (both realized and unrealized)                    (1.61)     (0.37)       2.91       0.21       0.69
Total income (loss) from
   investment operations                                (1.58)     (0.34)       2.93       0.25       0.73

  Less distributions:
   Dividends from net
      investment income                                 (0.03)     (0.03)     (0.02)     (0.03)     (0.03)
   Distributions from
      realized capital gains                                --     (0.28)     (1.48)     (0.03)     (0.08)
   Tax return of capital                                    --     (0.01)     (0.22)         --         --
   In excess of realized
      capital gains                                         --         --     (0.12)         --         --
  Total distributions                                   (0.03)     (0.32)     (1.84)     (0.06)     (0.11)

Net asset value, end of year                         $   10.12  $   11.73  $   12.39  $   11.30  $   11.11

Total return                                          (13.51%)  (2.70%)26.92          2.26%      7.03%

Ratios/Supplemental Data
Net assets, end of year
   (in thousands)                                    $   3,217  $   3,719  $   3,588  $   2,762  $   2,468
Ratio of expenses to average
   net assets                                            0.90%      0.90%      0.90%      0.90%      0.90%
Ratio of net investment income
   (loss) to average net assets                          0.26%      0.25%      0.18%      0.38%      0.38%
Ratio of expenses to average
   net assets before
   voluntary expense reimbursement                       1.88%      1.83%      1.91%      2.33%      2.38%
Ratio of net investment income
   (loss) to average net assets before voluntary expense
   reimbursement                                       (0.72%)    (0.68%)    (0.83%)    (1.05%)    (1.10%)
Portfolio turnover rate                                   119%       151%       120%        97%       166%

(a)Less than $.01 per share

                                                                         SMALL CAP EQUITY
                                                                     YEARS ENDED DECEMBER 31,
                                                          2002      2001        2000       1999       1998

Condensed data for a share of capital stock outstanding throughout each period.
Net asset value,
   beginning of year                                 $    8.51  $    9.45  $   13.20  $    8.14  $    9.72

  Income from investment operations:
   Net investment income (loss)                         (0.07)     (0.05)     (0.05)     (0.05)     (0.05)
   Net gains (losses) on securities
      (both realized and unrealized)                    (2.04)     (0.87)     (0.65)       5.11     (1.53)
Total income (loss) from
   investment operations                                (2.11)     (0.92)     (0.70)       5.06     (1.58)

  Less distributions:
   Dividends from net
      investment income                                     --         --         --         --         --
   Distributions from realized
      capital gains                                         --         --     (3.05)         --         --
   Tax return of capital                                    --         --         --         --         --
   In excess of realized
   capital gains                                            --     (0.02)         --         --         --

  Total distributions                                       --     (0.02)     (3.05)         --         --

Net asset value, end of year                         $    6.40  $    8.51  $    9.45  $   13.20  $    8.14

Total return                                          (24.79%)  (9.72%)(2.69%)        62.16%     (16.22%)

Ratios/Supplemental Data
Net assets, end of year
   (in thousands)                                    $   2,943  $   3,937  $   4,085  $   3,192  $   1,786
Ratio of expenses to average
   net assets                                            1.05%      1.05%      1.05%      1.05%      1.05%
Ratio of net investment income
   (loss) to average net assets                        (0.90%)    (0.61%)    (0.51%)    (0.61%)    (0.52%)
Ratio of expenses to average
   net assets before
   voluntary expense
   reimbursement                                         1.82%      1.50%      1.45%      2.53%      2.29%
Ratio of net investment income
   (loss) to average net assets before voluntary expense
   reimbursement                                       (1.67%)    (1.06%)    (0.91%)    (2.09%)    (1.76%)
Portfolio turnover rate                                   129%       147%       140%       123%       132%

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, and decrease the ratio of net investment income to average net assets from 3.17% to 3.16% and decrease the ratio of net investment income to average net assets before voluntary expense reimbursement from 2.54% to 2.53%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


                                                                          GROWTH & INCOME
                                                                      YEARS ENDED DECEMBER 31,
                                                          2002      2001 (a)       2000       1999       1998

Condensed data for a share of capital stock outstanding throughout each period.


Net asset value,
   beginning of year                                 $   12.50  $   14.21  $   12.67  $   11.53  $   10.41

  Income from investment operations:
   Net investment income (loss)                           0.07       0.09       0.14       0.11       0.13
   Net gains (losses) on securities
      (both realized and unrealized)                    (2.36)     (1.04)       1.84       1.80       1.12
Total income (loss)
   from investment operations                           (2.29)     (0.95)       1.98       1.91       1.25

  Less distributions:
   Dividends from net
      investment income                                 (0.07)     (0.07)     (0.14)     (0.11)     (0.13)
   Distributions from
      realized capital gains                                --     (0.59)     (0.02)     (0.66)         --
   Tax return of capital                                    --     (0.03)     (0.17)         --         --
   In excess of realized
      capital gains                                         --     (0.07)     (0.11)         --         --
  Total distributions                                   (0.07)     (0.76)     (0.44)     (0.77)     (0.13)

Net asset value, end of year                         $   10.14  $   12.50  $   14.21  $   12.67  $   11.53

Total return                                          (18.29%)  (6.58%)15.79%         16.65%     12.03%
Ratios/Supplemental Data
Net assets, end of year
   (in thousands)                                    $   5,501  $   6,082  $   5,623  $   3,634  $   2,765
Ratio of expenses to average
   net assets                                            0.90%      0.90%      0.90%      0.90%      0.90%
Ratio of net investment income
   (loss) to average net assets                          0.68%      0.74%      1.21%      0.92%      1.23%
Ratio of expenses to average
   net assets before
   voluntary expense reimbursement                       1.36%      1.18%      1.28%      1.67%      1.75%
Ratio of net investment income
   (loss) to average net assets before voluntary expense
   reimbursement                                         0.22%      0.46%      0.83%      0.15%      0.38%
Portfolio turnover rate                                    51%        66%        43%        66%        76%

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, and decrease the ratio of net investment income to average net assets from 3.17% to 3.16% and decrease the ratio of net investment income to average net assets before voluntary expense reimbursement from 2.54% to 2.53%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                             BALANCED
                                                                      YEARS ENDED DECEMBER 31,
                                                          2002      2001(a)        2000       1999       1998

Condensed data for a share of capital stock outstanding throughout each period.

Net asset value,
   beginning of year                                 $    9.35  $    9.31  $    9.08  $    8.88  $    9.96

  Income from investment operations:
   Net investment income (loss)                           0.22       0.29       0.33       0.45       0.47
   Net gains (losses) on securities
      (both realized and unrealized)                    (1.48)       0.04       0.41       0.28     (1.08)
Total income (loss) from
   investment operations                                (1.26)       0.33       0.74       0.73     (0.61)

  Less distributions:
   Dividends from net
      investment income                                 (0.22)     (0.29)     (0.33)     (0.45)     (0.47)
   Distributions from
      realized capital gains                                --         --     (0.13)     (0.08)         --
   Tax return of capital                                    --         --     (0.05)         --         --
   In excess of realized
      capital gains                                         --         --         --         --         --
  Total distributions                                   (0.22)     (0.29)     (0.51)     (0.53)     (0.47)

Net asset value, end of year                         $    7.87  $    9.35  $    9.31  $    9.08  $    8.88

Total return                                          (13.48%)  3.54%      8.42%      8.21%      (6.03%)

Ratios/Supplemental Data
Net assets, end of year
   (in thousands)                                    $   3,489  $   3,697  $   3,313  $   2,971  $   2,644
Ratio of expenses to average
   net assets                                            0.90%      0.90%      0.90%      0.90%      0.90%
Ratio of net investment income
   (loss) to average net assets                          2.42%      3.16%      3.39%      4.88%      5.00%
Ratio of expenses to average
   net assets before
   voluntary expense reimbursement                       1.73%      1.53%      1.51%      1.72%      1.59%
Ratio of net investment income
   (loss) to average net assets before voluntary expense
   reimbursement                                         1.60%      2.53%      2.78%      4.06%      4.31%
Portfolio turnover rate                                    19%        22%        59%        43%        73%

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, and decrease the ratio of net investment income to average net assets from 3.17% to 3.16% and decrease the ratio of net investment income to average net assets before voluntary expense reimbursement from 2.54% to 2.53%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                             INTERMEDIATE FIXED INCOME
                                                              YEARS ENDED DECEMBER 31,
                                                       2002      2001(a)       2000       1999       1998

Condensed data for a share of capital stock outstanding throughout each period.

Net asset value,
   beginning of year                                 $   10.00  $    9.74  $    9.28  $    9.95  $   10.06

  Income from investment operations:
   Net investment income                                  0.47       0.45       0.54       0.60       0.57
   Net gains (losses) on securities
      (both realized and unrealized)                      0.27       0.25       0.46     (0.62)     (0.05)
Total income (loss) from
   investment operations                                  0.74       0.70       1.00     (0.02)       0.52

 Less distributions:
   Dividends from net
      investment income                                 (0.47)     (0.44)     (0.54)     (0.60)     (0.56)
   Dividends from realized
      capital gains                                         --         --         --     (0.05)     (0.07)
   Tax return of capital                                    --         --         --         --         --
   In excess of realized
      capital gains                                         --         --         --         --         --
  Total distributions                                   (0.47)     (0.44)     (0.54)     (0.65)     (0.63)

Net asset value, end of year                         $   10.27  $   10.00  $    9.74  $    9.28  $    9.95

Total return                                             7.45%      7.21%     10.77%    (0.19%)      5.16%

Ratios/Supplemental Data
Net assets, end of year
   (in thousands)                                    $   5,523  $   4,864  $   3,202  $   2,540  $  2,415
Ratio of expenses to average
   net assets                                            0.80%      0.80%      0.80%      0.80%      0.80%
Ratio of net investment income
   (loss) to average net assets                          4.26%      5.54%      6.34%      6.01%      5.75%
Ratio of expenses to average
   net assets before
   voluntary expense reimbursement                       1.84%      2.02%      2.15%      2.25%      1.97%
Ratio of net investment income
   (loss) to average net assets before voluntary expense
   reimbursement                                         3.22%      4.32%      4.99%      4.56%      4.58%
Portfolio turnover rate                                   370%       220%       147%       147%       132%

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, and decrease the ratio of net investment income to average net assets from 5.58% to 5.54% and decrease the ratio of net investment income to average net assets before voluntary expense reimbursement from 4.35% to 4.32%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, decrease the ratio of net investment income to average net assets from 3.93% to 3.92% and decrease the ratio of net investment income to average net assets before voluntary expense reimbursement by less than 1/2 of a percent. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


                                                                GLOBAL FIXED INCOME
                                                              YEARS ENDED DECEMBER 31,
                                                         2002      2001(b)       2000       1999       1998
Condensed data for a share of capital stock outstanding throughout each period.

Net asset value,
   beginning of year                                 $    9.08  $    8.98  $    9.21  $    9.92  $   10.09

  Income from investment operations:
   Net investment income                                  0.35       0.35       0.53       0.51       0.84
   Net gains (losses) on securities
      (both realized and unrealized)                      0.28       0.05       0.34     (0.54)     (0.11)
Total income (loss) from
   investment operations                                  0.63       0.40       0.87     (0.03)       0.73

 Less distributions:
   Dividends from net i
      nvestment income                                  (0.20)     (0.30)     (0.46)     (0.68)     (0.54)
   Dividends from realized
      capital gains                                         --         --         --         --     (0.06)
   Tax return of capital                                    --         --     (0.62)         --     (0.30)
   In excess of realized
      capital gains                                         --         --     (0.02)         --         --
  Total distributions                                   (0.20)     (0.30)     (1.10)     (0.68)    (0.90)

Net asset value, end of year                         $    9.51  $    9.08  $    8.98  $    9.21  $    9.92

Total return                                             6.97%      4.42%      9.46%    (0.27%)      7.23%

Ratios/Supplemental Data
Net assets, end of year
   (in thousands)                                    $   6,993  $   6,549  $   6,083  $   5,516  $   5,483
Ratio of expenses to average
   net assets                                            1.00%      1.00%      1.00%      1.00%      1.00%
Ratio of net investment income
   (loss) to average net assets                          3.48%      3.92%      4.65%      5.17%      5.40%
Ratio of expenses to average
   net assets before
   voluntary expense reimbursement                       1.87%      1.78%      1.83%      1.67%     1.47%
Ratio of net investment income (loss)
   to average net assets
   before voluntary expense
   reimbursement                                         2.60%      3.14%      3.82%      4.50%      4.93%
Portfolio turnover rate                                   184%       187%       234%       167%       185%

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, and decrease the ratio of net investment income to average net assets from 5.58% to 5.54% and decrease the ratio of net investment income to average net assets before voluntary expense reimbursement from 4.35% to 4.32%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, decrease the ratio of net investment income to average net assets from 3.93% to 3.92% and decrease the ratio of net investment income to average net assets before voluntary expense reimbursement by less than 1/2 of a percent. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


                                                                           MONEY MARKET
                                                                     YEARS ENDED DECEMBER 31,
                                                          2002      2001        2000       1999       1998

Condensed data for a share of capital stock outstanding throughout each period.
Net asset value,
   beginning of year                                 $    1.00  $    1.00  $    1.00  $    1.00  $    1.00

  Income from investment operations:
   Net investment income                                  0.01       0.04       0.06       0.05       0.05
   Net gains (losses) on securities
      (both realized and unrealized)                        --         --         --         --         --
Total income (loss) from
   investment operations                                    --         --         --         --         --

 Less distributions:
   Dividends from net i
      nvestment income                                  (0.01)     (0.04)     (0.06)     (0.05)     (0.05)
   Dividends from realized
      capital gains                                         --         --         --         --         --
   Tax return of capital                                    --         --         --         --         --
   In excess of realized
      capital gains                                         --         --         --         --         --
  Total distributions                                       --         --         --         --         --

Net asset value, end of year                         $    1.00  $    1.00  $    1.00  $    1.00  $    1.00

Total return                                             1.47%      3.77%      5.84%      4.60%      5.05%

Ratios/Supplemental Data
Net assets, end of year
   (in thousands)                                    $   3,004      2,455  $   2,000  $   1,601  $   1,270
Ratio of expenses to average
   net assets                                            0.50%      0.50%      0.50%      0.50%      0.50%
Ratio of net investment income
   (loss) to average net assets                          1.32%      3.60%      5.70%      4.52%      4.93%
Ratio of expenses to average
   net assets before
   voluntary expense reimbursement                       1.45%      1.50%      1.62%      2.72%      2.89%
Ratio of net investment income (loss)
   to average net assets
   before voluntary expense
   reimbursement                                         0.37%      2.60%      4.58%      2.30%      2.54%
Portfolio turnover rate                                     --         --         --         --         --

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, and decrease the ratio of net investment income to average net assets from 5.58% to 5.54% and decrease the ratio of net investment income to average net assets before voluntary expense reimbursement from 4.35% to 4.32%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, decrease the ratio of net investment income to average net assets from 3.93% to 3.92% and decrease the ratio of net investment income to average net assets before voluntary expense reimbursement by less than 1/2 of a percent. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

INTERESTED IN LEARNING MORE?

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Fund's operations.

Further information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report discusses market conditions and investment strategies that significantly affected the Fund's performance results during its last fiscal year.

The Fund can provide you with a free copy of these materials or other information about the Fund. You may reach the Fund

 By Mail:         BMA Variable Products
                  P.O. Box 419458
                  Kansas City, Missouri 64141-6458

 By Phone:        1-888-262-8131

Or you may view or obtain  these  documents  from the  Securities  and  Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102

                   On the Internet: www.sec.gov

The Fund's Investment Company Act filing number is 811-08321.